Exhibit 99.1

Gold Resource Corporation

NYSE AMEX: GORO

Low-Cost Gold Producer

Aggressive Growth Profile

Dividend Payer

WWW.GOLDRESOURCECORP.COM

WWW.GOLDRESOURCECORP.COM

Nov. 4, 2010 ANNUAL MEETING
Positioned for Aggressive Growth

This brochure contains statements that plan for or anticipate the future.
Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements.

This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or
www.Goldresourcecorp.com
Forward Looking Statements

High-Grade Asset Base with Significant Exploration Potential
Gold Producer Focused on Growth
Low Cost Production
Focused on Cash Flow and Dividends
Engineered To Maximize Shareholder Value

Gold and Silver Producer

Gold Resource Corporation
NYSE Amex: GORO

A
A'
1160
1150
1140
1130
1120
1110
1100
1090
1080
343
301
302
303
901
334
333
306
Surface Sample
8.7 g/t Au
Underground
Samples
Au g/t Ag g/t
35.3 64.8
57.6 61.6
131.5 19.0
15.6 34.0
53.0 74.0
8m @ 6.72 g/t Au
6m @ 18.79 g/t Au
14m @ 6.89 g/t Au
16m @ 6.56 g/t Au
6m @ 16.65 g/t Au
2m @ 3.67 g/t Au
4m @ 14.58 g/t Au
6m @ 15.69 g/t Au
6m @ 9.4 g/t Au
6m @ 8.99 g/t Au
Underground
Samples
Au g/t Ag g/t
50.1 1.6
62.5 90.6
39.2 120.0
26.3 192.0
28.3 193.0
45.0 58.0
20.9 140.0
Legend
Quartz Manto
1 g/t Au Outline
Higher Grade
Intercepts
Underground
Workings

Gold and Silver Producer
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K
➢Mineralized Material(1):
Company estimate of 330,000
tonnes @
 Au 7.5 grams / tonne
 Ag 63 grams / tonne
➢Open Pit viewed as cash
flow generator to finance La
Arista underground
development

Gold and Silver Producer
Ore Body
Potential Feeder Vein
100% waste rock needed to build tailings dam
98% ore mined; stockpiled awaiting processing

Gold and Silver Producer
Miguel C. Mill Superintendent

Gold and Silver Producer

Gold Resource Corporation
NYSE Amex: GORO

vas
CAT
TH460B
4 ton

Gold and Silver Producer

Gold Resource Corporation
NYSE Amex: GORO

GORO LISTED NYSE AMEX

Dividends

Price
$28.00
$24.00
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
Sep-06
Feb-07
Jul-07
Nov-07
Apr-08
Sep-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
8/30/2010: Begins trading on NYSE: AMEX
8/31/2010: Declares 2nd special cash dividend of $0.03 per share
9/30/2010 : Declares 3rd special cash dividend of $0.03 per share

9/14/2006: Begins trading on
OTCBB after completing IPO
in August 2006
2/4/2008: Begins construction
on El Aguila Project
6/12/2008: Received federal
permit to build mill for El
Aguila project
12/9/2009: Begins commissioning its El
Aguila mill
12/14/2009: Granted approval to
develop the Arista mine
2/3/2010: Produces
first concentrates at
El Aguila mill
7/1/2010: Commercial
production begins
7/8/2010: Applies
for AMEX listing
7/29/2010 : Declares
initial special cash
dividend of $0.03
per share
“IPO” Sept. 2006 to Oct. 2010
Delivering Shareholder Value
8/13/2009: Receives
permit to begin open
pit mining at El Aguila
10/30/2010 : Declares
4th special cash
dividend of $0.03 per
share

Targets
Accelerate Development of Oaxaca Mining Unit
Increase Shareholder Value
Become “Main Stream” for Institutional Investors
Position GORO as “GO TO” Gold Investment

Gold Resource Corporation
NYSE Amex: GORO

Calendar Year-end Production Target Estimates
Accelerated Development
Au Equivalent Ozs
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
15-20,000
90,000
155,000
200,000
@6yr's
300,000
Aggressive growth curve
12/31/2010E
12/31/2011E
12/31/2012E
12/31/201..
Acceleration

Where We Are Going / Longevity
Accelerate Development of Oaxaca Mining Unit
Open Pit
La Arista
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K

Where We Are Going / Longevity
Accelerate Development of Oaxaca Mining Unit
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K
December 2009:
Mineralized Material
Polygonal Envelopes
8 years estimated
mine life
Potential to double
current Arista mine
life estimate
Baja vein 12/09
Arista vein 12/09
Veins remain open on strike and depth
200 m
100 m
100 m to surface

Recent Market Benchmark
➢Mineralized Material(1): Company estimate
of 2,962,000 tonnes @

 Au 6.5 grams / tonne

 Ag 506 grams / tonne

 Cu 0.60%

 Pb 2.24%

 Zn 6.75%

➢Current Mine Life Estimate(1): 8 years

 ➢Potential to double
➢Targeting polymetallic stockpiles in Q4
2010 for seamless transition from open pit
ore to underground ore by July 2011

➢Targeted production on July 1, 2011

 Projecting up to 200,000 ounces or more of
 gold equivalent (gold and silver) annually by
 year 3

 “Zero” cash cost per ounce expected after
 using industry standard base metal byproduct
 credits

 ➢Processed at El Aguila mill, 2km
 distance from mine

Where We Are Going / Longevity
Arista Vein Deposit
15 grams/t

(1/2oz) AuEq

$0 cost target

w/ byproducts

➢3 million ounces AuEq = $3 billion
valuation in market place
➢GORO targets 3 million ounces AuEq

 La Arista Deposit
•Multiple en echelon veins
•~500 meters of strike
•~500 meters of depth
•Deposit remains open
Arista Vein
Baja Vein
Primary Decline
Safety/Ventilation
Decline
Open
Decline Development
Arista Mine

Arista Mine
Carlos T.
Mine Superintendent
Fidel L.
Maintenance Superintendent
Jorge S.
Project Manager
Julian D.
Mine Geologist
Jason R.
President

Arista Mine
INTERCEPTED BAJA VEIN
3 METERS OF 6 METER WIDE VEIN

Gold Resource Corporation
NYSE Amex: GORO

Julian D.
Mine Geologist

Arista Mine
INTERCEPTED BAJA VEIN
PORTION OF 6 METER WIDE EPITHERMAL VEIN

Gold Resource Corporation
NYSE Amex: GORO

MEXICO CITY
Solaga
OAXACA CITY
Alta Gracia
El Rey
Las Margaritas
El Aguila

Alta Gracia Property
Las Margaritas Property
El Aguila Project
16 kilometer mineralized structural corridor
El Aguila
La Arista
Alta Gracia Mining District
Las Margaritas Mining District

Where We Are Going

Accelerate Exploration of 5 Potential High-Grade Properties
Acceleration of current 2 drill rig exploration
program targeting 4-6 drill rigs
➢Large dominant land position with 5 properties
➢Concessions consolidate 3 historic mining
 districts (100% interest)
➢El Aguila Project; 3 deposits discovered to date
 El Aguila Open Pit

 Metals: Au, Ag
 La Arista Underground
 Metals: Au, Ag, Cu, Pb, Zn
 El Aire Underground
 Metals: Au, Ag, Cu, Pb, Zn
➢99% of concessions yet to be drilled

➢Significant exploration potential

El Rey

Solaga

Where We Are Going

Formal Resource Report

NYSE Amex Listing

“Main Stream” for Institutional Investors
Coverage

(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)

Gold Resource Corporation
NYSE Amex: GORO

GOLD STOCK ANALYST

“Main Stream” traction
www.goldstockanalyst.com
Gold Stock Analyst newsletter for Professional Investors
Reports on 70+ Gold miners plus the GSA-Top10 newsletter
in mid-month
GSA-Top 10 Stocks October 2010
Stock	US trading Symbol	2010 Production Forecast	Last Full Report	Mentions Since Last Full Report Pro /Top10	US$ Target	Price Added US$
Gold Resource	GORO	35k	Oct-10	Apr / -	$36	Added @ $18.66
John C. Doody

(GSA is property of John C. Doody; GORO has been given express written consent for this mention)

Forbes.com
Gold Resource Corporation
NYSE Amex: GORO

MARKET
NEWS VIDEO

“Main Stream” traction
August 31, 2010

Company	Annual Dividend Estimate	Yield %	Share Price Open 10/18/2010
Agnico Eagle	C$0.18	0.3%	C$71.96
Barrick	U.S.$0.48	1.0%	U.S.$47.54
Goldcorp	U.S.$0.18	0.4%	U.S.$44.45
Kinross	U.S.$0.10	0.5%	U.S.$18.83
Newmont	U.S.$0.60	1.0%	U.S.$61.66
Yamana	U.S.$0.08	0.7%	U.S.$11.11
Royal Gold	U.S.$0.36	0.7%	U.S.$48.90
PEER AVERAGE		0.7%
Source: Based on each company’s annual public filing and Bloomberg.
Dividend & Yields

Forbes.com
Gold Resource Corporation
NYSE Amex: GORO

MARKET
NEWS VIDEO

“Main Stream” traction
October 1, 2010

GORO is focused on cash flow and dividends.
The Company is estimating:
 ~1/3 cash flow for taxes
 ~1/3 cash flow targeted for growth
 ~1/3 cash flow targeted to be paid back to
 shareholders as dividends
GORO’s 2010 DIVIDEND
Commercial Production Announced July 1, 2010
Special dividend declared	Paid or payable to shareholders of record as of	Special dividend amount	Total Special Dividends Returned to Shareholders in 2010
July 29	August 16	$0.03	$0.12
Aug. 31	September 17	$0.03
Sept. 30	October 15	$0.03
Oct. 29	November 12	$0.03

Special dividends should not be considered a prediction or
guarantee of future dividends. Potential special dividends may vary in amount and consistency or be discontinued at
management’s discretion depending on variables including but not limited to operational cash flows, Company development
requirements and strategies, spot gold and silver prices,
taxation, general market conditions and other factors described in the Company’s public filings.

GORO; Unique Gold Investment

(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)

Gold Resource Corporation
NYSE Amex: GORO

Dividends

Cash Flow
Become the “Go To” Gold Investment
Dividends
“In Kind”
Growth
Treasury %
in Physical
Adding Ounces
Capitalize on
Opportunities
Low Cost
Producer
The “Go To” Gold Company

(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)

Gold Resource Corporation
NYSE Amex: GORO

GOLD RESOURCE CORPORATION
2010
1 OZ. .999 FINE SILVER

OAXACA MEXICO
2011
1 ONZA .9999 ORO PURA

The “Go To” Gold Company

(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)

Dividends “In Kind”
Design Drafts
Gold Resource
Corporation
“Double Eagle”

Gold Resource Corporation
NYSE Amex: GORO

GORO Daily
11/01/10
26
24
22
20
18
16
14
12
10
8
6
Volume
©BigCharts.com
800
600
400
200
0
Thousands
Dec
10
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct

Options Outstanding

4,080,000

Warrants Outstanding	0
Shares Fully Diluted	57,078,303
Debt	Nil
Cash	$60 Million
<u>MarketCap</u> <u>@ $21.00/share</u>	<u>$1 Billion</u>

<u>Liquidity</u>

Average Daily Volume (3m) as of 11-1-10 ~174,000

 Exchange    NYSE Amex: GORO
 Present Capitalization
 Shares Outstanding   52,998,303
 52 wk Range Low/Hi  $7.21-$24.75
 Substantial Shareholders
 Management   ~19%
 Hochschild Mining plc  ~28%
 Tocqueville Asset Management ~8%
Tight Capital Structure

Conclusion
Engineered From Day One To Maximize Shareholder Value
Executed And Built $1B MC Company To Date
Positioned for Aggressive Growth